UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 25, 2010

DYAX CORP.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-24537	04-3053198
(State or Other Jurisdiction of	(Commission File Number)	(IRS Employer Identification No.)
Incorporation)

300 Technology Square

Cambridge, MA  02139

(Address of Principal Executive Offices)  (Zip Code)

(617) 225-2500

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01               Entry into a Material Definitive Agreement.

On March 25, 2010, Dyax Corp. (the “Company”) entered into an Underwriting Agreement with Jefferies & Company, Inc. (the “Underwriting Agreement”), pursuant to which the Company agreed to offer and sell 17,000,000 shares of its common stock in an underwritten public offering at a public offering price of $3.25 per share.  Pursuant to the terms of the Underwriting Agreement, the Company granted the Underwriters a 30-day option to purchase up to an additional 2,550,000 shares to cover over-allotments, if any.  The Company expects to receive approximately $51.8 million in net proceeds from the offering after underwriting fees and offering expenses, or approximately $59.6 million if the underwriters’ over-allotment option is exercised in full.  The shares are expected to be delivered to the Underwriters on or about March 30, 2010, subject to the satisfaction of customary closing conditions.

The common stock was registered for offer and sale on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the “Securities Act”), by the Company’s Registration Statement on Form S-3 (Registration No. 333-148317) (the “Registration Statement”) and the Company’s Registration Statement on Form S-3 filed pursuant to Rule 462(b) of the Securities Act (Registration No. 333-165678) on March 25, 2010. Attached hereto as Exhibit 1.1 is a copy of the Underwriting Agreement. The opinion of the Company’s counsel regarding the validity of the shares issued pursuant to the offering is filed as Exhibit 5.1 hereto. This Current Report is being filed in part for the purpose of incorporating such exhibits by reference into the Registration Statement.  In connection with this offering, on March 26, 2010, the Company filed with the Securities and Exchange Commission a prospectus supplement pursuant to Rule 424(b) under the Securities Act.

Item 9.01.                                        Financial Statements and Exhibits.

(d)                                 Exhibits.

1.1                                 Underwriting Agreement between the Company and Jefferies & Company, Inc., dated as of March 25, 2010.

5.1                                 Opinion of Edwards Angell Palmer & Dodge LLP.

23.1                           Consent of Edwards Angell Palmer & Dodge LLP (contained in its opinion filed as Exhibit 5.1).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DYAX CORP.

Dated:	March 25, 2010	By:	/s/ Ivana Magovcevic-Liebisch
Ivana Magovcevic-Liebisch Executive Vice President Corporate
Development and General Counsel

EXHIBIT INDEX

Exhibit No.	Description

1.1	Underwriting Agreement between the Company and Jefferies & Company, Inc., dated as of March 25, 2010.

5.1	Opinion of Edwards Angell Palmer & Dodge LLP.

23.1	Consent of Edwards Angell Palmer & Dodge LLP (contained in its opinion filed as Exhibit 5.1).